                                                                   Exhibit 4.01

                                                     SEE LEGEND ON REVERSE SIDE

                                      [LOGO]

                                     DELAWARE

             NUMBER                                                 SHARES

           ---------                                              ----------





                             NEON COMMUNICATIONS, INC.


     FULLY PAID                                                  NON-ASSESSABLE

                                 COMMON STOCK

                           $0.01 PAR VALUE PER SHARE



THIS CERTIFIES THAT            XXX   SPECIMEN   XXX
                    -----------------------------------------------------------

IS THE OWNER OF       --- ZERO ---        SHARES OF THE CAPITAL STOCK OF
                -------------------------

TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED

                      THIS      XXxx           DAY OF       XX       A.D.  XX
                           -------------------        --------------      ----



------------------------------                --------------------------------
        PRESIDENT                                        TREASURER

FOR VALUE RECEIVED, _______ HEREBY SELL, ASSIGN AND TRANSFER
UNTO _________________________________________________________________________
_______________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ___________________________________________
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

       DATED ___________________________________

             IN PRESENCE OF:


____________________________________      ____________________________________


                NOTICE. THE SIGNATURE ON THIS ASSIGNMENT
           MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
           FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
           ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                       NEON COMMUNICATIONS, INC.

                               [LOGO]

                            CERTIFICATE

                                FOR

                                 0
                          -----------------
                               SHARES


                            CAPITAL STOCK

                              ISSUED TO



                          XXX SPECIMEN XXX
                       ---------------------



                               DATED



                            XXXX XX XXXX
                        -------------------

The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation as set forth in the Certificate of Incorporation and amendments thereto filed with the Secretary of the State of Delaware.